Valkyrie ETF Trust II 485BPOS

Exhibit 99.(q)

Valkyrie ETF Trust II

Power of Attorney

Know All Men By These Presents, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Annemarie Tierney, Ben Gaffey and Jeri-Lea Brown and each of them (with full power to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-1A under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above-mentioned acts and remains in effect until revoked or revised.

In Witness Whereof, the undersigned trustee of the above-referenced organization has hereunto set his hand this 21st day of January, 2026.

/s/ Keith Fletcher
Keith Fletcher

Valkyrie ETF Trust II

Power of Attorney

Know All Men By These Presents, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Annemarie Tierney, Ben Gaffey and Jeri-Lea Brown and each of them (with full power to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-1A under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above-mentioned acts and remains in effect until revoked or revised.

In Witness Whereof, the undersigned trustee of the above-referenced organization has hereunto set his hand this 21st day of January, 2026.

/s/ Stephen Lehman
Stephen Lehman

Valkyrie ETF Trust II

Power of Attorney

Know All Men By These Presents, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Annemarie Tierney, Ben Gaffey and Jeri-Lea Brown and each of them (with full power to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-1A under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above-mentioned acts and remains in effect until revoked or revised.

In Witness Whereof, the undersigned trustee of the above-referenced organization has hereunto set his hand this 21st day of January, 2026.

/s/ Mark Osterheld
Mark Osterheld

Valkyrie ETF Trust II

Power of Attorney

Know All Men By These Presents, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Jeri-Lea Brown and Ben Gaffey (with full power to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-1A under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above-mentioned acts and remains in effect until revoked or revised.

In Witness Whereof, the undersigned trustee of the above-referenced organization has hereunto set her hand this 21st day of January, 2026.

/s/ Annemarie Tierney
Annemarie Tierney